UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2026

ABBVIE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35565	32-0375147
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 North Waukegan Road

North Chicago, Illinois 60064-6400

(Address of principal executive offices, including zip code)

(847) 932-7900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ABBV	New York Stock Exchange
NYSE Texas
0.750% Senior Notes due 2027	ABBV27	New York Stock Exchange
2.125% Senior Notes due 2028	ABBV28	New York Stock Exchange
2.625% Senior Notes due 2028	ABBV28B	New York Stock Exchange
2.125% Senior Notes due 2029	ABBV29	New York Stock Exchange
1.250% Senior Notes due 2031	ABBV31	New York Stock Exchange

Item 8.01. Other Events.

On August 4, 2026, AbbVie Inc. (“AbbVie”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, BofA Securities, Inc., J.P. Morgan Securities LLC and SG Americas Securities, LLC, acting for themselves and as representatives of the several underwriters named in Schedule II therein (collectively, the “Underwriters”), pursuant to which AbbVie agreed to issue and sell to the Underwriters $500,000,000 aggregate principal amount of its senior floating rate notes due 2028 (the “Floating Rate Notes”), $1,000,000,000 aggregate principal amount of its 4.500% senior notes due 2028 (the “2028 Notes”), $1,250,000,000 aggregate principal amount of its 4.650% senior notes due 2030 (the “2030 Notes”), $1,500,000,000 aggregate principal amount of its 4.875% senior notes due 2031 (the “2031 Notes”), $1,250,000,000 aggregate principal amount of its 5.050% senior notes due 2033 (the “2033 Notes”), $1,500,000,000 aggregate principal amount of its 5.300% senior notes due 2036 (the “2036 Notes”), $1,000,000,000 aggregate principal amount of its 5.450% senior notes due 2038 (the “2038 Notes”), $1,500,000,000 aggregate principal amount of its 6.000% senior notes due 2056 (the “2056 Notes”) and $500,000,000 aggregate principal amount of its 6.100% senior notes due 2066 (the “2066 Notes” and, together with the Floating Rate Notes, the 2028 Notes, the 2030 Notes, the 2031 Notes, the 2033 Notes, the 2036 Notes, the 2038 Notes and the 2056 Notes, the “Notes”).

The price to the public was 100% of the principal amount for the Floating Rate Notes, 99.970% of the principal amount for the 2028 Notes, 99.862% of the principal amount for the 2030 Notes, 99.977% of the principal amount for the 2031 Notes, 99.889% of the principal amount for the 2033 Notes, 99.832% of the principal amount for the 2036 Notes, 99.810% of the principal amount for the 2038 Notes, 99.441% of the principal amount for the 2056 Notes and 99.843% of the principal amount for the 2066 Notes.

The offering of each series of Notes has been registered under the Securities Act of 1933, as amended (the “Act”), pursuant to AbbVie’s registration statement on Form S-3ASR (File No. 333-284980) (the “Registration Statement”), dated as of February 14, 2025. The terms of the Notes are further described in AbbVie’s preliminary prospectus supplement dated August 4, 2026, as filed with the Securities and Exchange Commission (the “SEC”) on August 4, 2026, and the final prospectus supplement, dated August 4, 2026, to be filed with the SEC on or prior to August 6, 2026 (the “Prospectus Supplement”). The closing of the sale of the Notes is expected to occur on August 18, 2026, subject to customary closing conditions.

The net proceeds from the sale of the Notes, after deducting the underwriting discounts and estimated offering expenses, are expected to be approximately $9.93 billion. AbbVie intends to use these net proceeds (i) to fund a portion of its cash payment obligations in connection with its acquisition of Apogee Therapeutics, Inc. (“Apogee”) and to pay fees, expenses and other amounts in connection therewith and (ii) for other general corporate purposes, which may include the repayment or repurchase of outstanding debt. The net proceeds from the issuance of the Notes will reduce commitments under AbbVie’s $10.0 billion 364-Day delayed draw term loan facility entered into in connection with the acquisition of Apogee.

The Underwriting Agreement includes customary representations, warranties and covenants by AbbVie. It also provides for customary indemnification by each of AbbVie and the respective Underwriters against certain liabilities arising out of or in connection with the sale of the Notes and for customary contribution provisions in respect of those liabilities.

As more fully described under the caption “Underwriting—Other Relationships” in the Prospectus Supplement, some of the underwriters in respect of the Underwriting Agreement and/or their affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services, or other services, for AbbVie and its subsidiaries, for which they have received, and may in the future receive, customary compensation and expense reimbursement.

Please refer to the Prospectus Supplement for additional information regarding the offering of the Notes and the terms and conditions of the Notes. The foregoing summary of the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached as Exhibit 1.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are provided as part of this Form 8-K:

1.1	Underwriting Agreement, dated August 4, 2026, by and among AbbVie Inc., Morgan Stanley & Co. LLC, BofA Securities, Inc., J.P. Morgan Securities LLC and SG Americas Securities, LLC (acting for themselves and as representatives of the several underwriters named therein).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward Looking Statements

Some statements in this Current Report on Form 8-K and the documents incorporated by reference into this Current Report on Form 8-K are, or may be considered, forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). The words “believe,” “expect,” “anticipate,” “project” and similar expressions and uses of future or conditional verbs generally identify “forward looking statements,” which speak only as of the date the statements were made. The matters discussed in these forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Where, in any forward looking statement, an expectation or belief as to future results or events is expressed or implied, such expectation or belief is based on the current plans and expectations of AbbVie management, and expressed in good faith, and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. Factors that could cause actual results or events to differ materially from those anticipated include, but are not limited to, the matters described under Item 1A, “Risk Factors,” and Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in AbbVie’s Annual Report on Form 10-K for the year ended December 31, 2025, which has been filed with the SEC. AbbVie notes these factors for investors as permitted by the PSLRA. AbbVie does not undertake, and specifically declines, any obligation to update the forward-looking statements included in this Current Report on Form 8-K to reflect events or circumstances after the date hereof, unless AbbVie is required by applicable securities law to do so.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBVIE INC.

Date: August 5, 2026	By:	/s/ Scott T. Reents
Scott T. Reents
Executive Vice President, Chief Financial Officer